6. Members' Capital	12 Months Ended
Dec. 31, 2013
Members Capital Tables
6. Members' Capital

The capital structure of the Company was changed with the adoption of the new operating agreement as of March 29, 2012. There is currently one class of units (class A common units) with two members, both of whom have no personal liability. All members have voting rights in proportion to their capital account. There were 2,629 class A common units outstanding at December 31, 2013. There are two additional authorized unit classes: class A preferred units and class B profit units. Once class B profit units are issued, the existing class A common units will become class A preferred units. Class A preferred units will receive preferred treatment in terms of distributions and liquidation proceeds.

The members’ capital balances by class are as follows:

Class	December 31, 2013	December 31, 2012
A Common Units	$1,904	$1,902

Members’ Capital	$1,904	$1,902